SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




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                             FORM 8-K


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934


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                 Date of Report: December 15, 1997
                 (Date of earliest event reported)


               RODMAN & RENSHAW CAPITAL GROUP, INC.
      (Exact name of registrant as specified in its charter)


       Delaware                     1-9143                   33-3111956
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
 Chairman Incorporation)                              Identification Number)

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                  233 S. Wacker Drive, Suite 4500
                      Chicago, Illinois 60606
              (Address of Principal Executive Office)


Registrant's telephone number, including area code: (312) 526-2000










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ITEM 5. OTHER EVENTS


       As of December 15, 1997, the following individuals have become directors of Rodman & Renshaw Capital Group, Inc. (the "Company"):


                    Age, Business Experience and
Name                Other Directorships
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Gustavo Vergara     Age 45.  Since August 27, 1997, Management
                    Interventor for Abaco Grupo Financiero, S.A. de C.V.
                    ("Abaco Financial Group") and its subsidiaries.  Mr.
                    Vergara has been employed by the Mexican Comision
                    Nacional Bancaria y de Valores (the "CNBV") since
                    1994, during which time he has served as Management
                    Interventor for several institutions.  Prior thereto, Mr.
                    Vergara was Director of Finance, Banco Bilbao
                    Viscaya / Probursa, from 1992 to June 1994.

Miguel Cano         Age 38.  Since October 31, 1997, employed by Abaco
                    Casa de Bolsa, S.A. de C.V., Abaco Grupo Financiero as the Representative of the Management Interventor.
                    President and Chief Executive Officer of Bursamex
                    Holdings and Bursamex Inc., its wholly-owned US broker-dealer subsidiary, from June 1996 to July 1997.
                    General Director of International Affairs, CNBV, from
                    April 1995 to April 1996.  General Director of Market
                    Development, Mexican Securities Commission, from
                    1992 to April 1995.

Luke J. Haran       Age 54.  Independent Financial Consultant, since 1997.
                    Managing Director, Citicorp Securities, New York,
                    New York, from 1994 to 1997. Unit Head of Serfin
                    Securities, New York, New York and London,
                    England from 1990 to 1994.

Benjamin Lopez      Age 33. Assistant to the Management Interventor for
                    Abaco Financial Group since August 1997. General
                    Director, Banco Promotor del Norte, S.A., from June
                    1994 to August 1997.  Director of Capital Markets,
                    Valores Bursatiles de Mexico, S.A., from 1992 to June
                    1994.


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Deborah
Hicks  Midanek      Age 43.  Principal,  Jay Alix &  Associates,  a
                    consulting firm specializing in providing restructuring advice and management services to troubled companies in various industries, since 1997.
                    Chief Executive Officer of Solon Asset Management, an investment advisory firm, since 1990. Chairman and Chief Executive Officer of The Solon
                    Funds,  an investment  company,  since 1990.
                    Trustee of the Committee for Economic Development, since 1995. Director, Standard Brands Paint Company, since 1993.

Jose C. Villarreal  Age 36. Treasurer, Banco Confia, Abaco Grupo
                    Financiero, Abaco Financial Group's commercial bank subsidiary, since January, 1993. Prior thereto, Mr. Villarreal was an advisor to Banco Confia on various projects beginning in 1992.


   As of December 15, 1997, Ernesto Arechavala, Alexander C. Anderson and Jorge Lankenau Rocha have been removed from their positions as directors of the Company.

      The appointment of new directors and the removal of Mr. Arechavala, Mr. Anderson and Mr. Lankenau from the Board of Directors have been effected pursuant to an action by written consent in lieu of a meeting (the "Consent") executed by Abaco Casa de Bolsa, S.A. de C.V., Abaco Grupo Financiero, which holds approximately 70% of the outstanding common stock of the Company. Further information concerning the Consent can be found in the Company's information statement dated November 24, 1997, which has been distributed to shareholders and filed with the Securities and Exchange Commission.


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                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report or amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 16, 1997


                               Rodman & Renshaw Capital Group, Inc.


                               By: /s/ Gilbert R. Ott, Jr.
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                                   Name: Gilbert R. Ott, Jr.
                                   Title:Secretary



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